                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED
                 BY RULE 14A-6(E)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Rule 14a-11(c) or Rule
                 240.14a-12

                                              I-MANY, INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
                    (Name of Person(s) Filing Proxy Statement,
                           if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
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                applies:
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           (3)  Per unit price or other underlying value of transaction
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                amount on which the filing fee is calculated and state how it was determined):
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/ /        Fee paid previously with preliminary materials.

/ /        Check box if any part of the fee is offset as provided by
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                ----------------------------------------------------------
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

                                  I-MANY, INC.
                              537 CONGRESS STREET
                                   5TH FLOOR
                             PORTLAND, MAINE 04101

April 26, 2001

To the Stockholders of I-many, Inc.:

    We cordially invite you to attend the 2001 Annual Meeting of Stockholders of I-many, Inc. to be held on June 7, 2001 at the offices of I-many, Inc., 537 Congress Street, 5th Floor, Portland, Maine. The meeting will begin promptly at 10:00 a.m., local time. We hope that it will be possible for you to attend.

    The items of business are listed in the following Notice of Annual Meeting and are more fully addressed in the attached Proxy Statement.

    Please date, sign and return your proxy card in the enclosed envelope as soon as possible to assure that your shares will be represented and voted at the Annual Meeting even if you cannot attend. If you attend the Annual Meeting, you may vote your shares in person even though you have previously signed and returned your proxy.

    On behalf of your board of directors, thank you for your continued support and interest in I-many, Inc.

                                          Sincerely,

                                          A. Leigh Powell
                                          President and Chief Executive Officer

                                  I-MANY, INC.
                              537 CONGRESS STREET
                                   5TH FLOOR
                             PORTLAND, MAINE 04101

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 7, 2001

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of
I-many, Inc. will be held on Thursday, June 7, 2001 at 10:00 a.m., local time, at the offices of I-many, Inc., 537 Congress Street, 5th Floor, Portland, Maine, for the following purposes:

    1. To elect six directors to hold office until the 2002 Annual Meeting of Stockholders;

    2.  To approve the 2001 Stock Incentive Plan;

    3. To ratify the selection by the board of directors for the year ending December 31, 2001 of Arthur Andersen LLP as independent auditors for I-many, Inc.; and

    4. To transact such other business as may properly come before the meeting or any adjournment of the meeting.

    Only the holders of record of common stock of I-many, Inc. at the close of business on April 16, 2001 are entitled to notice of and to vote at the Annual Meeting of Stockholders and any adjournment thereof. A list of stockholders as of the close of business on April 16, 2001 will be available, during ordinary business hours, for 10 days prior to the meeting date for examination by any stockholder, his or her agent, or his or her attorney.

    Your attention is directed to the Proxy Statement provided with this Notice.

                                          By Order of the Board of Directors,

                                          A. Leigh Powell
                                          President and Chief Executive Officer

April 26, 2001
Portland, Maine

    WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                                  I-MANY, INC.
                              537 CONGRESS STREET
                                   5TH FLOOR
                             PORTLAND, MAINE 04101

                       PROXY STATEMENT FOR ANNUAL MEETING
                    OF STOCKHOLDERS TO BE HELD JUNE 7, 2001

    The 2001 Annual Meeting of Stockholders of I-many, Inc. will be held on
June 7, 2001 at the offices of I-many, Inc., 537 Congress Street, 5th Floor, Portland, Maine, beginning promptly at 10:00 a.m., local time. The enclosed form of proxy is solicited by our board of directors. It is anticipated that this Proxy Statement and the accompanying proxy will first be mailed to holders of our common stock on or about April 26, 2001.

                               ABOUT THE MEETING

WHY AM I RECEIVING THIS PROXY STATEMENT AND PROXY CARD?

    You are receiving a proxy statement and proxy card because you own shares of common stock in I-many, Inc. This proxy statement describes issues on which we would like you, as a stockholder, to vote. It also gives you information on these issues so that you can make an informed decision.

    When you sign the proxy card, you appoint A. Leigh Powell, Philip St. Germain and Edward Lawrence, Esq. as your representatives at the meeting. Messrs. Powell, St. Germain and Lawrence will vote your shares at the meeting as you have instructed them on the proxy card. This way, your shares will be voted whether or not you attend the annual meeting. Even if you plan to attend the meeting, it is a good idea to complete, sign and return your proxy card in advance of the meeting in case your plans change.

    If an issue comes up for vote at the meeting that is not on the proxy card, Messrs. Powell, St. Germain and Lawrence will vote your shares in accordance with their best judgment.

WHAT AM I VOTING ON?

    You are being asked to vote on (1) the election of six directors, (2) the approval of the 2001 Stock Incentive Plan, and (3) the ratification of the appointment of Arthur Andersen LLP as our independent certified public accountants. No cumulative voting rights are authorized, and dissenters' rights are not applicable to these matters.

WHO IS ENTITLED TO VOTE?

    Only stockholders as of the close of business on April 16, 2001 are entitled to vote. This is referred to as the "Record Date." Each share of common stock is entitled to one vote.

HOW DO I VOTE?

    You may vote by mail. You do this by signing your proxy card and mailing it in the enclosed prepaid and addressed envelope. If you mark your voting instructions on the proxy card, your shares will be voted as you instruct. If you return a signed card but do not provide voting instructions, your shares will be voted for the named nominees for directors, for the approval of the 2001 Stock Incentive Plan, and for the ratification of the appointment of the independent certified public accountants.

    You may vote in person at the meeting. Written ballots will be given to anyone who wants to vote at the meeting. If you hold your shares in "street name" (through a broker or other nominee), you must request a legal proxy from your stockbroker in order to vote at the meeting.

HOW MANY VOTES DO YOU NEED TO HOLD THE MEETING?

    Shares are counted as present at the meeting if the holder of those shares either is present and votes in person at the meeting or has properly submitted a proxy card.

    As of April 16, 2001, 34,042,906 shares of our common stock were issued and outstanding. A majority of our outstanding shares as of the Record Date, equal to 17,021,454 shares, must be present at the meeting either in person or by proxy in order to hold the meeting and conduct business. This is called a quorum.

    Shares of common stock represented in person or by proxy (including "broker non-votes" and shares that abstain or do not vote with respect to one or more of the matters to be voted upon) will be counted for the purpose of determining whether a quorum exists. "Broker non-votes" are shares that are held in "street name" by a bank or brokerage firm that indicates on its proxy that it does not have discretionary authority to vote on a particular matter.

    If a quorum is not present, the meeting will be adjourned until a quorum is obtained.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

    It means that you have multiple accounts at the transfer agent and/or with brokers. Please sign and return all proxy cards to ensure that all your shares are voted.

WHAT IF I CHANGE MY MIND AFTER I RETURN MY PROXY?

    You may revoke your proxy and change your vote at any time before the polls close at the meeting. You may do this by:

    - sending written notice to our Corporate Secretary at 537 Congress Street, 5th Floor, Portland, Maine 04101 stating that you want to revoke your proxy;

    - signing another proxy with a later date; or

    - voting in person at the meeting.

WILL MY SHARES BE VOTED IF I DO NOT SIGN AND RETURN MY PROXY CARD?

    If your shares are held in street name, your brokerage firm may vote your shares under certain circumstances. These circumstances include certain "routine" matters, such as the election of directors. Therefore, if you do not vote your proxy, your brokerage firm may either vote your shares on routine matters or leave your shares unvoted. When a brokerage firm votes its customers' unvoted shares on routine matters, these shares are counted for purposes of establishing a quorum to conduct business at the meeting.

    A brokerage firm cannot vote customers' shares on non-routine matters. Therefore, if your shares are held in street name and you do not vote your proxy, your shares will not be voted on non-routine matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

HOW MANY VOTES MUST THE NOMINEES FOR ELECTION AS DIRECTORS RECEIVE TO BE
  ELECTED?

    The six nominees receiving the highest number of affirmative votes will each be elected as a director. This number is called a plurality. If a nominee is unable to stand for election, the board of directors may, by resolution, provide for a lesser number of directors or designate a substitute nominee. In the latter event, shares represented by proxies may be voted for a substitute nominee. Proxies cannot be voted for more than six nominees.

HOW MANY VOTES MUST THE APPROVAL OF THE 2001 STOCK INCENTIVE PLAN AND THE RATIFICATION OF THE SELECTION OF THE INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS RECEIVE TO PASS?

    The approval of the 2001 Stock Incentive Plan and the ratification of the selection of the independent certified public accountants each require the affirmative vote of a majority of shares present in person or represented by proxy at the meeting and voting on the matter.

HOW WILL VOTES BE COUNTED?

    ELECTION OF DIRECTORS. You may vote "FOR" or you may "WITHHOLD AUTHORITY" to vote for the nominees. A properly executed proxy marked "WITHHOLD AUTHORITY" will not be voted, although it will be counted for purposes of determining whether there is a quorum. If you just sign your proxy card with no further instructions, your shares will be counted as a vote "FOR" each of the nominees for director. You may withhold authority to vote for a particular nominee by marking the "FOR" box and striking a line through the name of the nominee. Your shares will be voted for the remaining nominees.

    APPROVAL OF THE 2001 STOCK INCENTIVE PLAN. You may vote "FOR" or "AGAINST" the 2001 Stock Incentive Plan, or you may "ABSTAIN" from voting on this issue. Abstentions are counted for purposes of establishing a quorum. Because approval of the 2001 Stock Incentive Plan requires a vote "FOR" such approval by a majority of shares voting, abstentions and broker non-votes will have no effect on the outcome of voting on such matter. If you sign your proxy card with no further instructions, your shares will be counted as a vote "FOR" the approval of the 2001 Stock Incentive Plan.

    RATIFICATION OF THE SELECTION OF INDEPENDENT CERTIFIED PUBLIC
ACCOUNTANTS. You may vote "FOR" or "AGAINST" the ratification of the selection of the independent certified public accountants, or you may "ABSTAIN" from voting on this issue. Abstentions are counted for purposes of establishing a quorum. Because ratification of the selection of the independent certified public accountants requires a vote "FOR" such ratification by a majority of shares voting, abstentions and broker non-votes will have no effect on the outcome of voting on such matter. If you sign your proxy card with no further instructions, your shares will be counted as a vote "FOR" the ratification of the selection of the independent certified public accountants.

    All votes will be tabulated by the inspector of elections appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

IS MY VOTE CONFIDENTIAL?

    Yes. Only the inspector of elections and certain employees will have access to your proxy card. They will tabulate and certify the vote. All comments will remain confidential, unless you ask that your name be disclosed.

WHERE DO I FIND THE VOTING RESULTS OF THE MEETING?

    We will announce preliminary voting results at the meeting and will publish the final results in our quarterly report on Form 10-Q for the second quarter of 2001. That report is filed with the Securities and Exchange Commission, and you can get a copy by contacting our Corporate Secretary at (207) 774-3244, the Securities and Exchange Commission at (800) SEC-0330 for the location of the nearest public reference room, or through the SEC's EDGAR system at www.sec.gov.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

    The board of directors has nominated six directors to stand for re-election as directors at the Annual Meeting. Each director elected at the Annual Meeting will serve a one-year term until his or her successor is elected and qualified at the 2002 annual meeting of stockholders.

    Except as otherwise provided herein, the proxy cannot be voted for the election of a person to fill a directorship for which no nominee is named in this Proxy Statement. The board of directors has no reason to believe that any of the nominees for the office of director will be unavailable for election as a director. However, if at the time of the annual meeting any of the nominees should be unable to serve or, for good cause, will not serve, the persons named in the proxy will vote as recommended by the board of directors to elect substitute nominees recommended by the board of directors. In no event can a proxy be voted to elect more than six directors.

    The following list sets forth the names of the nominees and also contains, as to each nominee, certain biographical information, a brief description of principal occupation and business experience, and certain other information. This information has been furnished by the respective individuals.

    A. LEIGH POWELL, age 39, has served as our president and chief executive officer since July 1999 and has been a director since February 2000. In
April 2001, Mr. Powell was elected as chairman of the board of directors. From February 1998 to July 1999, Mr. Powell served as our vice president of marketing and as our chief operating officer. From January 1997 to February 1998, he served as vice president of business alliances for Think Systems/I2 Technologies, a supply-chain software company. From January 1996 to January 1997, Mr. Powell worked as a vice president for American Software, a supply-chain software company. From March 1985 to December 1995, Mr. Powell worked as a business consultant for Andersen Consulting, a management consulting firm. Mr. Powell received his M.B.A. and B.S. from Virginia Polytechnic Institute and State University.

    WILLIAM F. DOYLE, age 38, has served as a director since December 1999 and as chairman of our board from December 1999 until April 2001. In April 2001, Mr. Doyle was elected as vice-chairman of our board of directors. He has been a partner of Insight Capital Partners, a venture capital firm, since June 1999. From November 1995 to November 1999, Mr. Doyle was vice president, licensing and acquisition and a member of the Consumer Pharmaceutical and Professional Group Operating Committee of Johnson & Johnson. From June 1996 to November 1999,
Mr. Doyle served as a director of Johnson & Johnson Development Corporation, Johnson & Johnson's venture capital subsidiary. From 1992 to 1995, Mr. Doyle was a manager at McKinsey & Co., a management consulting firm. Mr. Doyle holds an M.B.A. from Harvard Business School and a S.B. from the Massachusetts Institute of Technology.

    PHILIP M. ST. GERMAIN, age 64, has served as our chief financial officer since September 1997, and as a director since October 1998. From 1986 until joining I-many, Mr. St. Germain worked as an independent consultant for, and provided financial management services to, early stage high technology companies. Mr. St. Germain received a J.D. from Boston College Law School and a B.A. from Boston College.

    JEFFREY HORING, age 37, has served as a director since September 1997. Since January 1995, Mr. Horing has been a partner at Insight Capital Partners. From February 1990 to August 1994, Mr. Horing served as a senior investment professional at E. M. Warburg Pincus funds. Mr. Horing received an M.B.A. from the Sloan School of Management at the Massachusetts Institute of Technology, and a B.S./B.S.E. from the Wharton School and School of Engineering at the University of Pennsylvania. Mr. Horing serves on the board of directors of SLMsoft.com, a maker of electronic commerce software for financial institutions, and on the board of directors of several privately-held companies.

    E. DAVID HETZ, age 42, has served as a director since October 2000. In December 1999, Mr. Hetz, a private investor, retired as managing director and head of Mergers and Acquisitions at Robertson Stephens, Inc., where he had worked in various capacities since 1987. Mr. Hetz received his M.B.A. from Harvard Business School and a B.A. from Claremont McKenna College. He also serves as a director for Vital Signs, Inc., a publicly traded company that makes anesthesia products.

    MURRAY B. LOW, age 48, has served as a director since October 2000. Professor Low has been a professor at Columbia Business School since 1990. Professor Low also has been Associate Professor and Executive Director of the Eugene M. Lang Center for Entrepreneurship at Columbia Business School since July 2000 when it was established. Since January 1996, he also has been president of Low & Associates, a consulting firm. Professor Low received a Ph.D. in Entrepreneurial Management from the University of Pennsylvania.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH NAMED NOMINEE.

MEETINGS OF THE BOARD OF DIRECTORS

    During 2000, the board of directors held four regular meetings. Each of the directors attended all of the board meetings in 2000, other than Messrs. Hetz and Low, who attended all of the board meetings subsequent to their appointment as directors in October 2000. Each director who served on one or more of the committees of the board in 2000 attended all meetings held by the committee(s) on which he served.

COMMITTEES OF THE BOARD OF DIRECTORS

    AUDIT COMMITTEE. I-many has an Audit committee, consisting of Messrs. Horing, Doyle, Hetz and Low, each of whom is independent as defined by the applicable listing standards of the National Association of Securities Dealers. The principal functions of the Audit Committee are to make recommendations to the Board of Directors regarding the engagement of our independent auditors, to review and approve any major accounting policy changes affecting our operating results, to review the arrangements for and scope of the independent audit and the results of the audit, to review the scope of non-audit activities performed by the independent auditors and to assure that the auditors are in fact independent, and to establish and monitor policies to prohibit unethical, questionable or illegal activities of the employees of I-many. The Audit Committee held four meetings during the fiscal year ended December 31, 2000. In March 2000, the Board of Directors adopted a written charter for the Audit Committee, a copy of which is attached as Annex A to this proxy statement.

    COMPENSATION COMMITTEE. The board of directors has established a Compensation Committee consisting of Messrs. Doyle and Powell and, as of April 2001, Mr. Horing. The Compensation Committee did not hold any meetings in 2000; however, it did take action by unanimous written consent of the committee members one time during 2000. The Compensation Committee is responsible for:

    - reviewing and recommending salaries, bonuses and other compensation for I-many's executive officers;

    - administering I-many's stock option plans with respect to employees other than executive officers and other key employees; and

    - establishing the terms and conditions of stock options granted under these plans.

    STOCK PLAN SUBCOMMITTEE. The board of directors has established a stock plan subcommittee consisting of Mr. Doyle and, as of April 2001, Mr. Horing. The stock plan subcommittee did not hold any meetings in 2000. The stock plan subcommittee is responsible for administering I-many's stock option plans with respect to I-many's executive officers and other key employees, and for making recommendations with respect to Mr. Powell's compensation.

    I-many does not have a standing nominating committee.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Securities Exchange Act of 1934 requires the directors, executive officers and the holders of more than 10% of the Common Stock of the Company to file with the SEC initial reports of ownership of the Company's Common Stock and other equity securities on a Form 3 and reports of changes in such ownership on a Form 4 or Form 5. Officers, directors and 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms that they file. Based solely on its review of copies of reports filed by reporting persons of the Company or written representations from certain reporting persons that no Form 5 filing was required for such person, the Company believes that during fiscal 2000 all filings required to be made by its reporting persons were timely made in accordance with the requirements of the Exchange Act, except that certain Form 3s were filed on the day following the effectiveness of the Company's registration statement on Form S-1 relating to its initial public offering rather than on the day of effectiveness, and Mr. Guerin filed a Form 3 more than 10 days after he was initially hired as corporate controller.

COMPENSATION OF DIRECTORS

    We compensate our independent directors through the 2000 Non-Employee Director Stock Option Plan, adopted by our directors in March 2000 and approved by our stockholders in May 2000. The directors' stock option plan provides to each director who is not an employee of I-many or its subsidiaries or an affiliate of an institutional investor that owns shares of our common stock, at the time he is first appointed or elected to the board of directors, an option to purchase 62,500 shares of common stock. On the date of each annual meeting of stockholders, each such director receives an option to purchase 25,000 shares of common stock. All options granted under the directors' stock option plan vest in three equal annual installments beginning on the first anniversary of the option grant date. Generally, no option is transferable by the optionee other than by will or the laws of descent and distribution, and each option is exercisable only by the optionee during his or her lifetime. The exercise price of all options will be the fair market value of the shares of common stock on the date of grant, and the term of each option may not exceed ten years. Unless terminated sooner by the board of directors, the directors' stock option plan will continue in effect for a period of ten years or until all options outstanding thereunder have expired or been exercised. As of December 31, 2000, there were 437,500 shares of common stock remaining available for issuance under the directors' stock option plan. As of April 16, 2001, options to acquire 125,000 shares of common stock had been granted pursuant to the directors' stock option plan at a weighted average exercise price of $15.25 per share.

    In addition to the foregoing, the Company pays $2,000 to each of Messrs. Hetz and Low for each meeting attended, plus expenses.

    During the year ended December 31, 2000, options to acquire an aggregate of 187,500 shares of common stock were granted to a total of three directors who were affiliates of institutional investors that own shares of our common stock. The weighted average exercise price of these options was $13.17 per share.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information concerning beneficial ownership of our outstanding common stock as of March 31, 2001 by:

    - each shareholder that we know is the beneficial owner of more than 5% of our common stock;

    - each of our directors;

    - each executive officer named in the Summary Compensation Table; and

    - all directors and executive officers as a group.

    Information with respect to "beneficial ownership" shown in the table below is based on information supplied by the respective beneficial owners. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. For purposes of calculating the percentage beneficially owned by a particular beneficial owner, the shares of common stock deemed outstanding include 33,352,906 shares outstanding as of March 31, 2001 plus all common stock issuable on exercise of options within 60 days of March 31, 2001 held by the particular beneficial owner ("Presently Exercisable Options"). Presently Exercisable Options are deemed to be outstanding and to be beneficially owned by the person holding such options for the purpose of computing the percentage ownership of such person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the mailing address of each beneficial owner is c/o I-many, Inc., 537 Congress Street, 5th Floor, Portland, Maine 04101.

                                                                 SHARES       PERCENTAGE
                                                              BENEFICIALLY   BENEFICIALLY
NAME OF BENEFICIAL OWNER                                         OWNED          OWNED
------------------------                                      ------------   ------------
Chilton Investments (1).....................................   2,500,000         7.5%
Alan Hyman (2)..............................................   2,300,858         6.9%
A. George Gitter Trust (3)..................................   1,878,062         5.6%
Jeffrey Horing (4)..........................................   1,053,850         3.2%
Philip M. St. Germain (5)...................................     556,325         1.7%
A. Leigh Powell (6).........................................     420,137         1.3%
William F. Doyle (7)........................................     272,505           *
Steven I. Hirschfeld (8)....................................     231,589           *
Thomas Mucher (9)...........................................      95,084           *
Terrence M. Nicholson (10)..................................      21,078           *
Murray B. Low...............................................          --          --
E. David Hetz...............................................          --          --
All Executive Officers and Directors as a Group (11 people)
  (11)......................................................   2,471,669         7.2%

------------------------

*   Indicates less than one percent.

(1) The address of Chilton Investments is 320 Park Avenue, 22nd Floor, New York, NY 10022.

(2) The address of Alan Hyman is 5 Hackmatack Drive, Scarborough, ME 04074.

(3) The address of the A. George Gitter Trust is c/o Archelon Partners Inc., 411 South Wells Avenue, Suite 1200, Chicago, IL 60607.

(4) Includes 745,398 shares held by Insight Capital Partners II, L.P., 82,822 shares held by Insight Capital Partners (Cayman) II, L.P., 143,918 shares held by Insight Capital Partners III, L.P., 25,228 shares held by Insight Capital Partners III--Coinvestors, L.P. and 35,650 shares held by Insight Capital Partners (Cayman) III, L.P. Mr. Horing is a member of the general partners of these funds.

    Mr. Horing disclaims beneficial ownership of all such shares except to the extent of his pecuniary interest in such shares. Also includes 20,834 shares issuable upon exercise of Presently Exercisable Options.

(5) Includes 65,211 shares held by Toni St. Germain, Mr. St. Germain's spouse. Also includes 111,719 shares issuable upon exercise of Presently Exercisable Options.

(6) Consists of 420,137 shares issuable upon exercise of Presently Exercisable Options.

(7) Includes 143,918 shares held by Insight Capital Partners III, L.P., 25,228 shares held by Insight Capital Partners III--Coinvestors, L.P. and 35,650 shares held by Insight Capital Partners (Cayman) III, L.P. Mr. Doyle is a member of the general partner of these entities. Mr. Doyle disclaims beneficial ownership of all such shares except to the extent of his pecuniary interest in such shares. Also includes 67,709 shares issuable upon exercise of Presently Exercisable Options.

(8) Consists of 231,589 shares issuable upon exercise of Presently Exercisable Options.

(9) Consists of 95,084 shares issuable upon exercise of Presently Exercisable Options.

(10) Consists of 21,078 shares issuable upon exercise of Presently Exercisable Options.

(11) Includes 994,047 shares issuable upon exercise of Presently Exercisable Options.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

    The following table sets forth the total compensation paid by I-many for services rendered by our Chief Executive Officer during the fiscal years ended December 31, 2000 and 1999, as well as our four other most highly compensated executive officers (collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                            LONG-TERM
                                                                           COMPENSATION
                                                           ANNUAL          ------------
                                                      COMPENSATION (1)      SECURITIES
                                                     -------------------    UNDERLYING     ALL OTHER
NAME AND PRINCIPAL POSITION                 YEAR      SALARY     BONUS     OPTIONS (#)    COMPENSATION
---------------------------               --------   --------   --------   ------------   ------------
A. Leigh Powell.........................    2000     $220,000   $169,475     221,250              --
  Chief Executive Officer (2)               1999      182,692    152,873     841,375       $ 8,505(3)

Philip M. St. Germain...................    2000      185,000     75,247          --              --
  Chief Financial Officer                   1999      172,885     73,419     234,375        13,408(3)

Terrence M. Nicholson...................    2000      165,000     82,867     175,000              --
  Chief Operating Officer                   1999       55,385     34,968     128,500              --

Steven I. Hirschfeld....................    2000      180,000    138,782          --         6,000(4)
  Vice President, Sales                     1999      173,077     93,128     500,000         5,769(4)

Thomas Mucher...........................    2000      165,000     44,741          --              --
  Vice President, Professional Services     1999      158,769     29,838      41,750         7,565(3)

------------------------

(1) Excludes certain perquisites and other benefits, the amount of which did not exceed either $50,000 or 10% of the employees' total salary and bonus.

(2) Mr. Powell became our Chief Executive Officer in July 1999.

(3) Consists of compensation for unused vacation time.

(4) Consists of car allowance.

OPTION GRANTS IN LAST FISCAL YEAR

    The following table sets forth certain information with respect to stock options granted during the fiscal year ended December 31, 2000 to each of the executive officers named in the Summary Compensation Table above, including the potential realizable value over the ten-year term of the options, based on assumed rates of stock appreciation from date of grant of 5% and 10%, compounded annually. These assumed rates of appreciation comply with the rules of the Securities and Exchange Commission and do not represent our estimate of our future stock price. Actual gain, if any, on stock options that are exercised will depend on the future performance of our common stock.

    We granted the options listed below at an exercise price equal to the fair market value of our common stock, as determined by our board of directors, on the date of grant. The options become exercisable as to 25% of the underlying shares upon the first anniversary of the date of grant and an additional 25% per year thereafter. The options generally expire on the earlier of 10 years from the date of grant or three months after termination of employment.

                                                    INDIVIDUAL GRANTS                       POTENTIAL REALIZABLE
                                  -----------------------------------------------------           VALUE AT
                                   NUMBER OF                                              ASSUMED ANNUAL RATES OF
                                  SECURITIES     % OF TOTAL      EXERCISE                 STOCK PRICE APPRECIATION
                                  UNDERLYING       OPTIONS      PRICE PER                     FOR OPTION TERM
                                    OPTIONS      GRANTED TO       SHARE      EXPIRATION   ------------------------
NAME                              GRANTED (#)   EMPLOYEES (1)     ($/SH)        DATE        5% ($)       10% ($)
----                              -----------   -------------   ----------   ----------   ----------   -----------
A. Leigh Powell.................    221,250         14.0%         $4.20        1/14/10    $ 584,400    $1,480,985
Philip M. St. Germain...........         --           --             --             --           --            --
Terrence M. Nicholson...........    175,000         11.1%         11.75        7/24/10    1,293,165     3,277,133
Steven I. Hirschfeld............         --           --             --             --           --            --
Thomas Mucher...................         --           --             --             --           --            --

------------------------

(1) The percentage of total options granted to employees during the fiscal year ended December 31, 2000 is based upon options to purchase an aggregate of 1,576,777 shares of common stock granted under our option plans.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR-END OPTION VALUES

    The following table provides information concerning the exercise of options to purchase common stock by our named executive officers during fiscal 2000 and the number and value of unexercised stock options held by these executive officers as of December 31, 2000. The value of unexercised in-the-money options is based on a per share market value of $12.4375, the closing price of our stock at December 31, 2000 as reported by the Nasdaq National Market, less the applicable per share exercise price, multiplied by the number of shares issuable upon exercise of the option.

                                                                  NUMBER OF UNEXERCISED         VALUE OF UNEXERCISED
                                                                       OPTIONS AT               IN-THE-MONEY OPTIONS
                                    SHARES                        DECEMBER 31, 2000 (#)       AT DECEMBER 31, 2000 ($)
                                 ACQUIRED ON       VALUE       ---------------------------   ---------------------------
NAME                             EXERCISE (#)   REALIZED ($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                             ------------   ------------   -----------   -------------   -----------   -------------
A. Leigh Powell................         --              --       247,844        964,781      $2,406,528      $9,042,121
Philip M. St. Germain..........    142,049        $112,652        89,844        238,281         879,153       2,286,277
Terrence M. Nicholson..........         --              --        32,125        271,375         293,180         999,852
Steven I. Hirschfeld...........         --              --       125,000        375,000       1,365,188       4,095,563
Thomas Mucher..................         --              --        70,438        121,312         772,759       1,306,882

EMPLOYMENT CONTRACTS AND CHANGE OF CONTROL ARRANGEMENTS

    A. LEIGH POWELL. Under an employment letter agreement dated July 27, 1999, Mr. Powell received a base annual salary of $200,000, and was entitled to a bonus of not less than $100,000 based on achieving certain minimum performance goals. In October 2000, we entered into a new employment agreement with Mr. Powell, under which his base annual salary was increased to $250,000. During the term of his employment, Mr. Powell will participate in a discretionary, performance-based bonus program, the terms of which shall be determined by the board of directors. On January 1, 2002 and 2003, Mr. Powell is entitled to receive direct stock grants of 100,000 shares of our company stock if our stock price reaches certain defined minimums. In addition, Mr. Powell is entitled to receive a direct stock grant of 100,000 shares provided he is employed in good standing by us on January 1, 2003, or if he is terminated other than for cause at any time prior to January 1, 2003. Mr. Powell is entitled to severance pay equal to nine months of his base salary if he is terminated other than for cause. Upon a sale of I-many or substantially all of its assets, or a merger or change of control of I-many, 100% of his then unvested options will vest at that time, provided that the board of directors may prevent such acceleration in certain circumstances.

    PHILIP M. ST. GERMAIN. In December 1997, we entered into an employment agreement with Mr. St. Germain, our chief financial officer. Under the agreement, Mr. St. Germain received a base salary of $185,000 for fiscal year 2000. The term of the employment agreement was three years and expired in December 2000. Pursuant to certain provisions of the employment agreement which survive the agreement's expiration, Mr. St. Germain is prohibited from working for any other company that competes, directly or indirectly, with us for a period of one year from termination of his employment with us.

    TERRENCE NICHOLSON. Under an employment agreement dated July 23, 1999,
Mr. Nicholson received a base annual salary of $165,000 in 2000 and a non-guaranteed bonus of 35% of his base salary, depending on I-many's performance. The letter also provides that Mr. Nicholson is entitled to receive additional options based upon achieving certain individual performance goals defined by Mr. Powell.

    STEVEN I. HIRSCHFELD. Under an employment agreement dated December 26, 1998, Mr. Hirschfeld received a base salary of $180,000 for fiscal year 2000, as well as participation in a bonus and commission plan. If we terminate
Mr. Hirschfeld's employment for any reason other than for cause after the first 24 months of his employment, he will receive six months of his base pay as severance. We are also obligated to pay this severance if he resigns following a change of control of I-many which alters his duties or responsibilities. Upon a sale of I-many or substantially all of its assets, or a merger or change of control of I-many, 50% of his then unvested options will vest at that time, and the remainder will vest within 12 months of such event, provided that the board of directors may prevent such acceleration in certain circumstances.

    THOMAS MUCHER. Under an employment agreement dated January 6, 1998,
Mr. Mucher is entitled to a base annual salary of at least $147,000 and a bonus based upon achieving goals and objectives mutually established by Mr. Mucher and Mr. Powell. Mr. Mucher received a base salary of $165,000 for fiscal year 2000, as well as a bonus of $44,741. Pursuant to the employment agreement, in 1998
Mr. Mucher received options for 150,000 shares of our common stock at an exercise price of $1.20 per share over a five-year vesting schedule. If I-many merges with, or is acquired by, another company, 50% of his then unvested options will vest at that time.

                              CERTAIN TRANSACTIONS

    There were no transactions during 2000 to which I-many was a party, in which the amount involved exceeded $60,000 and in which any director or executive officer of I-many, any 5% stockholder, or any member of the immediate family of any of those persons were involved.

                      REPORT OF THE COMPENSATION COMMITTEE

    The Compensation Committee is composed of Mr. Powell, our chief executive officer, Mr. Doyle and, as of April 2001, Mr. Horing. It is the Compensation Committee's responsibility to:

    - establish the compensation policies applicable to the executive officers and determine the annual compensation of each executive officer (other than Mr. Powell);

    - exercise all rights, authority and functions of the Board under the various stock incentive plans; and

    - perform such other duties as the Board from time to time may direct.

    The stock plan subcommittee, which is composed of Mr. Doyle and, as of April 2001, Mr. Horing, is responsible for administering the issuance of stock options and other awards under the Company's stock option plans to the Company's executive officers and other key employees and approves Mr. Powell's compensation.

THE COMPENSATION COMMITTEE'S PHILOSOPHY

    Our philosophy on establishing executive compensation is to foster a high performance culture that motivates and retains high-performing executives. In implementing this philosophy, we establish executive compensation policies based on current corporate performance, the potential for future performance gains, whether stockholder value has been or will be enhanced, and competitive market conditions for executives in similar positions at local, regional and national companies having similar revenues and number of employees. Subject to the provisions of any long-term agreement we may have with the employees, we seek to evaluate these factors for each officer on an annual basis, including consideration of the contribution made by each officer over the prior fiscal year. I-many's compensation package for its officers includes a combination of an annual salary and bonus and, depending on the package of options already held by the employee, an additional stock option grant. We believe that our executive compensation provides an overall level of compensation that is competitive with companies in our industry of comparable size and complexity.

    BASE SALARY. In determining base salaries, we take into consideration competitive market practices and each individual's role and responsibilities in the organization.

    BONUS. We award our executive officers discretionary year-end bonuses. These bonuses reflect the individual's specific responsibilities, experience and overall performance as well as performance of I-many during the year. We generally seek to set bonuses such that total cash compensation to our executives, including bonuses, is above the median for cash compensation paid by comparable companies.

    STOCK OPTION GRANTS. The stock plan subcommittee of the Compensation Committee administers the issuance of stock options and other awards under the Company's stock option plans to the company's executive officers and other key employees.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M)

    Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a tax deduction to public companies for compensation over $1,000,000 paid to its chief executive officer and its four other most highly compensated executive officers. Compensation above $1,000,000 may be deducted if it is "performance-based compensation" within the meaning of the Internal Revenue Code. Incentive stock-based awards granted prior to the date of the annual meeting by the Company generally qualify as a performance-based compensation pursuant to the "grandfather" provision of Section 162(m). Based on the compensation awarded to the chief executive officer and the other named executive officers of the Company, it does not appear that the Section 162(m) limitation will have a significant impact on the Company in the near term. Nevertheless, the Compensation Committee reserves the right to grant compensation above the limits of Section 162(m) if it deems it to be in the best interests of the stockholders.

                                          By the Compensation Committee:

                                          William F. Doyle
                                          A. Leigh Powell

    THE FOREGOING REPORT SHOULD NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES EXCHANGE ACT OF 1934 (TOGETHER, THE "ACTS"), EXCEPT TO THE EXTENT THAT WE SPECIFICALLY INCORPORATE THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

        REPORT OF THE STOCK PLAN SUBCOMMITTEE ON EXECUTIVE COMPENSATION

    The stock plan subcommittee of the Compensation Committee administers the issuance of stock options and other awards under the Company's stock option plans to the Company's executive officers and other key employees and approves the compensation of Leigh Powell. The use of stock options is a significant element of the compensation packages of the Company's executive officers. The timing of new grants depends upon a number of factors, including the executives' current stock and option holdings and such other factors as the stock plan subcommittee deems relevant.

    In fiscal 2000, the board of directors granted stock options to Messrs. Powell and Nicholson. In its determination whether to grant stock options to these named executive officers and the other executive officers of the Company, the board of directors specifically considered the company's growth and efforts to realize operational efficiencies and the stock and option package already held by such persons.

    In October 2000, the Company entered into a new employment agreement with Mr. Powell, reflecting the subcommittee's determination that Mr. Powell's existing compensation arrangements were not competitive.

                                          STOCK PLAN SUBCOMMITTEE
                                          (as of March 31, 2001)

                                          William F. Doyle

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The current members of the Compensation Committee are Mr. Doyle, Mr. Powell and, as of April 2001, Mr. Horing. Mr. Powell is the Chief Executive Officer of the Company. No other member of the Compensation Committee was at any time during the fiscal year ended December 31, 2000 an officer or employee of the Company nor has any member of the Compensation Committee had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K under the Securities Exchange Act of 1934.

    None of the Company's executive officers has served as a director or member of the Compensation Committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served as a director of or member of the Compensation Committee.

                         REPORT OF THE AUDIT COMMITTEE

    The Audit Committee of the Company's Board of Directors is composed of four members and acts under a written charter first adopted and approved in March 2000. A copy of this charter is attached to this proxy statement as Annex
A. The members of the Audit Committee are independent directors, as defined by its charter and the rules of the Nasdaq Stock Market.

    The Audit Committee reviewed the Company's audited financial statements for the fiscal year ended December 31, 2000 and discussed these financial statements with management. Management is responsible for the Company's internal controls and the financial reporting process. The Company's independent accountants are responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted accounting principles and to issue a report on those financial statements. The Audit Committee is responsible for monitoring and overseeing these processes.

    As appropriate, the Audit Committee reviews and evaluates, and discusses with management, internal accounting, financial and auditing personnel and the independent accountants, the following:

    - the plan for, and the independent accountants' report on, each audit of the Company's financial statements,

    - the Company's financial disclosure documents, including all financial statements and reports filed with the Securities and Exchange Commission or sent to the Company's stockholders,

    - changes in the Company's accounting practices, principles, controls or methodologies,

    - significant developments or changes in accounting rules applicable to the Company, and

    - the adequacy of the Company's internal controls and accounting, financial and auditing personnel.

    The Audit Committee also reviewed and discussed the audited financial statements and the matters required by Statement on Auditing Standards 61 (Communication with Audit Committees) with Arthur Andersen LLP, the Company's independent accountants. SAS 61 requires the Company's independent accountants to discuss with the Audit Committee, among other things, the following:

    - methods to account for significant unusual transactions,

    - the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus,

    - the process used by management in formulating particularly sensitive accounting estimates and the basis for the accountants' conclusions regarding the reasonableness of those estimates, and

    - disagreements with management over the application of accounting principles, the basis for management's accounting estimates and the disclosures in the financial statements.

    The Company's independent accountants also provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). Independence Standards Board Standard No. 1 requires accountants annually to disclose in writing all relationships that in the accountants' professional opinion may reasonably be thought to bear on independence, confirm their perceived independence and engage in a discussion of independence. In addition, the Audit Committee discussed with the independent accountants their independence from the Company.

    Based on its discussions with management and the independent accountants, and its review of the representations and information provided by management and the independent accountants, the Audit Committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000.

                                          Audit Committee

                                          William F. Doyle
                                          Jeffrey Horing
                                          E. David Hetz
                                          Murray B. Low

INDEPENDENT ACCOUNTANT FEES AND OTHER MATTERS

AUDIT FEES

    As of March 31, 2001, Arthur Andersen LLP billed the Company an aggregate of $261,000 in fees for professional services rendered in connection with the audit of the Company's financial statements for the most recent fiscal year and the reviews of the financial statements included in each of the Company's Quarterly Reports on Form 10-Q during the fiscal year ended December 31, 2000, which includes $118,000 in fees for professional services rendered in connection with the audit of the financial statements of Chi-Cor Information Management, Inc. pursuant to its acquisition by the Company in November 2000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

    Arthur Andersen LLP did not bill the Company for any professional services rendered to the Company and its affiliates for the fiscal year ended
December 31, 2000 in connection with financial information systems design or implementation, the operation of its information system or the management of its local area network.

ALL OTHER FEES

    Arthur Andersen LLP billed the Company an aggregate of $639,250 in fees for other services rendered to the Company and its affiliates for the fiscal year ended December 31, 2000, including fees in connection with the Company's initial public offering.

                         STOCK PRICE PERFORMANCE GRAPH

    The graph below compares the cumulative total return on I-many's common stock with The Nasdaq National Market index (U.S. companies) and Morgan Stanley High Tech index for the period from July 13, 2000 to December 31, 2000. The comparison assumes that $100 was invested on July 13, 2000, the effective date of I-many's initial public offering, in I-many's common stock and in each of the comparison indices, and assumes reinvestment of dividends, where applicable. Stock price performance, presented for the period from July 13, 2000 through December 31, 2000, is not necessarily indicative of future results.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                7/13/00  7/31/00  8/31/00  9/30/00  10/31/00  11/30/00  12/31/00
I-Many common stock                 100   117.15   112.14    159.7    165.21     91.11     99.62
Nasdaq National Market index        100    90.23   100.75    87.97     80.71     62.23     59.18
Morgan Stanley High Tech index      100    93.94   106.26    90.51     88.31     67.45     63.58

                                   PROPOSAL 2

                   APPROVAL OF THE 2001 STOCK INCENTIVE PLAN

    On April 16, 2001, the Board of Directors of the Company adopted, subject to stockholder approval, the 2001 Stock Incentive Plan (the "2001 Plan"). Up to 5,000,000 shares of Common Stock (subject to adjustment in the event of stock splits and other similar events) may be issued pursuant to awards granted under the 2001 Plan. In addition, if any award under the Plan, or any options or other awards granted under the Company's earlier stock plans, including the 1994 Stock Plan, the 1997 Stock Plan, the 2000 Stock Plan and the 2001 Employee Stock Option Plan, expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right) or results in any Common Stock not being issued, the unissued or repurchased Common Stock covered by such award shall be available for the grant of awards under the 2001 Plan, subject, however, in the case of incentive stock options to any limitation required under the Code.

    The Board of Directors believes that the future success of the Company depends, in large part, upon the ability of the Company to maintain a competitive position in attracting, retaining and motivating key personnel. Since the adoption of the 2000 Stock Incentive Plan, the Company's employee base has grown rapidly, including as a result of acquisitions. This growth has resulted in a shortage of options and other stock awards available for grant. ACCORDINGLY, THE BOARD OF DIRECTORS BELIEVES ADOPTION OF THE 2001 PLAN IS IN THE BEST INTEREST OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE FOR THIS PROPOSAL.

    On April 16, 2001, primarily to enable the Company to meet its commitments in connection with certain acquisitions pending stockholder approval of the 2001 Plan, the Board of Directors of the Company also approved the 2001 Employee Stock Option Plan, pursuant to which the Company is authorized to issue non-qualified stock options to purchase up to an aggregate of 1,000,000 shares. Not more than 25,000 shares may be issued in the aggregate under that plan to officers or directors of the Company. No stockholder approval is being sought for the 2001 Employee Stock Option Plan.

    As of March 31, 2001, options to purchase 2,251,105 shares of Common Stock were outstanding under the 2000 Stock Incentive Plan and our earlier plans, and 248,895 shares remained available for future grant under the 2000 Stock Incentive Plan. As of such date, no options were outstanding under the 2001 Employee Stock Option Plan; however, the Company had commitments to issue options to purchase approximately 450,000 shares under the 2001 Employee Stock Option Plan in connection with recent acquisitions and may issue additional options under such plan between the date of this proxy statement and the date of the annual meeting of stockholders. Upon the approval of the 2001 Plan by stockholders, no further shares will be issued under the 2001 Employee Stock Option Plan. The Company intends to issue the awards remaining available for grant under the 2000 Stock Incentive Plan prior to terminating such plan.

DESCRIPTION OF THE 2001 PLAN

    The following is a brief summary of the 2001 Plan, a copy of which is attached as Annex B to this Proxy Statement. The following summary is qualified in its entirety by reference to the 2001 Plan.

TYPES OF AWARDS

    The 2001 Plan provides for the grant of incentive stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), non-statutory stock options, restricted stock awards and other stock-based awards, including the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights (collectively, "Awards").

    INCENTIVE STOCK OPTIONS AND NON-STATUTORY STOCK OPTIONS. Optionees receive the right to purchase a specified number of shares of Common Stock at a specified option price and subject to such other terms and conditions as are specified in connection with the option grant. Options may be granted at an exercise price which may be less than, equal to or greater than the fair market value of the Common Stock on the date of grant. Under present law, however, incentive stock options and options intended to qualify as performance-based compensation under Section 162(m) of the Code may not be granted at an exercise price less than 100% of the fair market value of the Common Stock on the date of grant (or less than 110% of the fair market value in the case of incentive stock options granted to optionees holding more than 10% of the voting power of the Company). The 2001 Plan permits the following forms of payment of the exercise price of options: (i) payment by cash, check or in connection with a "cashless exercise" through a broker, (ii) delivery to the Company of a promissory note,
(iii) any other lawful means, or (iv) any combination of these forms of payment.

    RESTRICTED STOCK AWARDS. Restricted stock Awards entitle recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares from the recipient in the event that the conditions specified in the applicable Award are not satisfied prior to the end of the applicable restriction period established for such Award.

    OTHER STOCK-BASED AWARDS. Under the 2001 Plan, the Board of Directors has the right to grant other Awards based upon the Common Stock having such terms and conditions as the Board of Directors may determine, including the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights.

ELIGIBILITY TO RECEIVE AWARDS

    Employees, officers, directors, consultants and advisors (and any individuals who have accepted an offer for employment) of the Company and its subsidiaries and of other business ventures in which the Company has a significant interest are eligible to be granted Awards under the 2001 Plan. Under present law, however, incentive stock options may only be granted to employees of the Company and its subsidiaries. The maximum number of shares with respect to which Awards may be granted to any participant under the 2001 Plan may not exceed 600,000 shares per calendar year.

PLAN BENEFITS

    As of April 16, 2001, approximately 400 persons were eligible to receive Awards under the 2001 Plan, including the Company's seven executive officers and four non-employee directors. The granting of Awards under the 2001 Plan is discretionary, and the Company cannot now determine the number or type of Awards to be granted in the future to any particular person or group.

    On April 17, 2001, the last reported sale price of the Company Common Stock on the Nasdaq National Market was $12.55.

ADMINISTRATION

    The 2001 Plan is administered by the Board of Directors. The Board of Directors has the authority to adopt, amend and repeal the administrative rules, guidelines and practices relating to the 2001 Plan and to interpret the provisions of the 2001 Plan. Pursuant to the terms of the 2001 Plan, the Board of Directors may delegate authority under the 2001 Plan to one or more committees or subcommittees of the Board of Directors. The Board of Directors has authorized the compensation committee and the stock plans subcommittee to administer certain aspects of the 2001 Plan, including the granting of options to executive officers, and has authorized a committee of the Board of Directors, consisting of Mr. St. Germain, to grant options, subject to limitations set by the Board, to newly hired employees.

    Subject to any applicable limitations contained in the 2001 Plan, the Board of Directors, the Compensation Committee, or any other committee to whom the Board of Directors delegates authority, as the case may be, selects the recipients of Awards and determines (i) the number of shares of Common Stock covered by options and the dates upon which such options become exercisable,
(ii) the exercise price of options, (iii) the duration of options, and (iv) the number of shares of Common Stock subject to any restricted stock or other stock-based Awards and the terms and conditions of such Awards, including conditions for repurchase, issue price and repurchase price.

    The Board of Directors is required to make appropriate adjustments in connection with the 2001 Plan and any outstanding Awards to reflect stock splits, stock dividends, recapitalizations, spin-offs and other similar changes in capitalization. The 2001 Plan also contains provisions addressing the consequences of any Reorganization Event, which is defined as (i) any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or (ii) any exchange of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange transaction. Upon the occurrence of a Reorganization Event, all outstanding options are to be assumed, or substituted for, by the acquiring or succeeding corporation. However, if the acquiring or succeeding corporation does not agree to assume, or substitute for, outstanding options, then the Board of Directors must either accelerate the options to make them fully exercisable prior to consummation of the Reorganization Event or provide for a cash out of the value of any outstanding options. Upon the occurrence of a Reorganization Event, the repurchase and other rights of the Company under each outstanding restricted stock Award will inure to the benefit of the acquiring or succeeding corporation. The Board of Directors will specify the effect of a Reorganization Event on any other Award at the time the Award is granted.

AMENDMENT OR TERMINATION

    No Award may be made under the 2001 Plan after April 16, 2011, but Awards previously granted may extend beyond that date. The Board of Directors may at any time amend, suspend or terminate the 2001 Plan, except that no Award designated as subject to Section 162(m) of the Code by the Board of Directors after the date of such amendment shall become exercisable, realizable or vested (to the extent such amendment was required to grant such Award) unless and until such amendment shall have been approved by the Company's stockholders.

    If stockholders do not approve the adoption of the 2001 Plan, the 2001 Plan will not go into effect, and the Company will not grant any Awards under the 2001 Plan. In such event, the Board of Directors will consider whether to adopt alternative arrangements based on its assessment of the needs of the Company.

FEDERAL INCOME TAX CONSEQUENCES

    The following is a summary of the United States federal income tax consequences that generally will arise with respect to Awards granted under the 2001 Plan and with respect to the sale of Common Stock acquired under the 2001 Plan. This summary is based on the federal tax laws in effect as of the date of this proxy statement. Changes to these laws could alter the tax consequences described below.

INCENTIVE STOCK OPTIONS

    In general, a participant will not recognize taxable income upon the grant or exercise of an incentive stock option. Instead, a participant will recognize taxable income with respect to an incentive stock option only upon the sale of Common Stock acquired through the exercise of the option

("ISO Stock"). The exercise of an incentive stock option, however, may subject the participant to the alternative minimum tax.

    Generally, the tax consequences of selling ISO Stock will vary with the length of time that the participant has owned the ISO Stock at the time it is sold. If the participant sells ISO Stock after having owned it for at least two years from the date the option was granted (the "Grant Date") and one year from the date the option was exercised (the "Exercise Date"), then the participant will recognize long-term capital gain in an amount equal to the excess of the sale price of the ISO Stock over the exercise price.

    If the participant sells ISO Stock for more than the exercise price prior to having owned it for at least two years from the Grant Date and one year from the Exercise Date (a "Disqualifying Disposition"), then all or a portion of the gain recognized by the participant will be ordinary compensation income and the remaining gain, if any, will be a capital gain. This capital gain will be a long-term capital gain if the participant has held the ISO Stock for more than one year prior to the date of sale.

    If a participant sells ISO Stock for less than the exercise price, then the participant will recognize capital loss in an amount equal to the excess of the exercise price over the sale price of the ISO Stock. This capital loss will be a long-term capital loss if the participant has held the ISO Stock for more than one year prior to the date of sale.

NON-STATUTORY STOCK OPTIONS

    As in the case of an incentive stock option, a participant will not recognize taxable income upon the grant of a non-statutory stock option. Unlike the case of an incentive stock option, however, a participant who exercises a non-statutory stock option generally will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the Common Stock acquired through the exercise of the option ("NSO Stock") on the Exercise Date over the exercise price.

    With respect to any NSO Stock, a participant will have a tax basis equal to the exercise price plus any income recognized upon the exercise of the option. Upon selling NSO Stock, a participant generally will recognize capital gain or loss in an amount equal to the difference between the sale price of the NSO Stock and the participant's tax basis in the NSO Stock. This capital gain or loss will be a long-term gain or loss if the participant has held the NSO Stock for more than one year prior to the date of the sale.

RESTRICTED STOCK AWARDS

    A participant will not recognize taxable income upon the grant of a restricted stock Award unless the participant makes a Section 83(b) Election. If the participant makes a valid under Section 83(b) of the Code (a "Section 83(b) Election") within 30 days of the date of the grant, then the participant will recognize ordinary compensation income, for the year in which the Award is granted, in an amount equal to the difference between the fair market value of the Common Stock at the time the Award is granted and the purchase price paid for the Common Stock. If a valid Section 83(b) Election is not made, then the participant will recognize ordinary compensation income, at the time that the forfeiture provisions or restrictions on transfer lapse, in an amount equal to the difference between the fair market value of the Common Stock at the time of such lapse and the original purchase price paid for the Common Stock. The participant will have a tax basis in the Common Stock acquired equal to the sum of the price paid and the amount of ordinary compensation income recognized.

    Upon the disposition of the Common Stock acquired pursuant to a restricted stock Award, the participant will recognize a capital gain or loss equal to the difference between the sale price of the Common Stock and the participant's tax basis in the Common Stock. This capital gain or loss will be a long-term capital gain or loss if the shares are held for more than one year.

OTHER STOCK-BASED AWARDS

    The tax consequences associated with any other stock-based Award granted under the 2001 Plan will vary depending on the specific terms of such Award. Among the relevant factors are whether or not the Award has a readily ascertainable fair market value, whether or not the Award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the Award and the participant's holding period and tax basis for the Award or underlying Common Stock.

TAX CONSEQUENCES TO THE COMPANY

    The grant of an Award under the 2001 Plan generally will have no tax consequences to the Company. Moreover, in general, neither the exercise of an incentive stock option nor the sale of any Common Stock acquired under the 2001 Plan will have any tax consequences to the Company. The Company generally will be entitled to a business-expense deduction, however, with respect to any ordinary compensation income recognized by a participant under the 2001 Plan, including in connection with a restricted stock Award or as a result of the exercise of a non-statutory stock option or a Disqualifying Disposition. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

                                   PROPOSAL 3

                      SELECTION OF INDEPENDENT ACCOUNTANTS

    Subject to ratification by the stockholders at the annual meeting, the board of directors has selected the firm of Arthur Andersen LLP as independent accountants for I-many for the year ending December 31, 2001. If the stockholders do not ratify the selection of Arthur Andersen LLP, the board of directors will reconsider the matter. Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so, and will also be available to respond to appropriate questions from stockholders.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE SELECTION OF ARTHUR ANDERSEN LLP AS INDEPENDENT ACCOUNTANTS FOR I-MANY FOR THE YEAR ENDING DECEMBER 31, 2001.

                                 OTHER MATTERS

    The board of directors knows of no other matters which may properly be and are likely to be brought before the meeting, other than the matters discussed herein. However, if any other matters properly come before the meeting, the persons named in the enclosed proxy will vote in accordance with their best judgment.

ANNUAL REPORT TO STOCKHOLDERS

    The Annual Report of I-many for the year ended December 31, 2000, including audited financial statements, accompanies this Proxy Statement. The Annual Report does not form any part of the material for the solicitation of proxies.

ANNUAL REPORT ON FORM 10-K

    We will provide without charge, at the written request of any holder of record of our Common Stock as of the close of business on April 16, 2001, a copy of our Annual Report on Form 10-K, including the financial statements and financial statement schedules, as filed with the Securities and Exchange Commission, except exhibits thereto. We will provide copies of the exhibits upon written request by eligible stockholders, and we may impose a reasonable fee for providing such exhibits. Requests should be mailed to:

       I-many, Inc.
       Attn: Controller
       537 Congress Street
       5th Floor
       Portland, Maine 04101
       (207) 774-3244

DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS

    The Company expects to hold its 2002 Annual Meeting in May 2002 and to mail its proxy statement in connection therewith by April 26, 2002. Accordingly, stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") for inclusion in the Company's proxy materials for its 2002 Annual Meeting of Stockholders must be received by the Controller of the Company at the principal offices of the Company no later than December 27, 2001. Written notice of proposals of Stockholders submitted outside the processes of Rule 14a-8 under the Exchange Act for consideration at the 2002 Annual Meeting must be received on or before March 12, 2002, in order to be considered timely for purposes of Rule 14a-4 under the Exchange Act.

EXPENSES OF SOLICITATION

    All costs of solicitation of proxies will be borne by the Company. In addition to solicitation by mail, the Company's directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, facsimile machine and personal interviews. The Company has retained Georgeson Shareholder Communications, Inc. to assist in soliciting proxies at a cost not expected to exceed $6,500, exclusive of expenses. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and the Company will reimburse them for their out-of-pocket expenses in this regard.

                                          By Order of the Board of Directors,

                                          A. Leigh Powell
                                          President and Chief Executive Officer

Portland, Maine
April 26, 2001

    THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING, AND YOUR COOPERATION WILL BE APPRECIATED. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

                                    ANNEX A

                      I-MANY, INC. AUDIT COMMITTEE CHARTER

I.  Membership

    A. The Audit Committee shall consist of at least three independent, financially literate members of the board of directors meeting the requirements set forth in Sections I.B and I.C below.

    B. INDEPENDENCE. A director is independent if he or she is not an officer or employee of the Company or its subsidiaries, if he or she has no relationship which, in the opinion of the Company's board of directors, would interfere with his or her exercise of independent judgment in carrying out the responsibilities of a director, and if he or she:

       1. Has not been an employee of the Company or an affiliate of the Company in the current year or in any of the past three years;

       2. Has no immediate family member who has been employed by the Company or an affiliate of the Company in any of the past three years (an immediate family member includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in a person's home);

       3. Is not employed as an executive of an entity other than the Company having a compensation committee which includes any of the Company's executives;

       4. Did not within the last fiscal year receive from the Company or its affiliates compensation--other than benefits under a tax qualified retirement plan, compensation for director service or nondiscretionary compensation--greater than $60,000; and

       5. Has not in any of the past three years been a partner in, or controlling shareholder or executive of, a for profit business organization to which the Company made or from which the Company received payment (other than payment arising solely from investments in the Company's securities) that exceeds the greater of:
           (i) $200,000; or (ii) more than 5% of the Company's or the business organization's consolidated gross revenues.
           Under exceptional and limited circumstances, one director who has a relationship making him or her not independent, and who is not a Company employee or an immediate family member of a Company employee, may serve on the Audit Committee if the board of directors determines that the director's membership on the Audit Committee is required by the best interests of the Company and its shareholders, and discloses in the next annual proxy statement after such determination the nature of the relationship and the reasons for the determination.

    C. FINANCIAL LITERACY. Each member of the Audit Committee must be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement, or must become able to do so within a reasonable time after his or her appointment to the Audit Committee. At least one member of the Audit Committee must have past employment experience in finance or accounting, professional certification in accounting, or other comparable experience or background which result in the member having financial sophistication (such as being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities).

    D. CHAIRMAN. Unless a Chairman is elected by the board of directors, the Audit Committee shall elect a Chairman by majority vote.

II. Responsibilities of the Audit Committee

    The Audit Committee shall assist the board of directors in fulfilling their responsibilities to shareholders concerning the Company's accounting and reporting practices, and shall facilitate open communication between the Audit Committee, board of directors, outside auditors, and management. The Audit Committee shall discharge its responsibilities, and shall assess the information provided by the Company's management and the outside auditor, in accordance with its business judgment. The responsibilities set forth herein do not reflect or create any duty or obligation of the Audit Committee to plan, conduct, oversee or determine the appropriate scope of any audit, or to determine that the Company's financial statements are complete, accurate, fairly presented, in accordance with Generally Accepted Accounting Principles or applicable law. In exercising its business judgment, the Audit Committee shall rely on the information and advice provided by the Company's management and/or its outside auditor.

    A. The Audit Committee shall review and reassess the adequacy of this charter at least annually.

    B. The outside auditor shall be accountable to the Audit Committee and the board of directors, which together shall have the ultimate authority and responsibility to nominate the outside auditor to be proposed for shareholder approval in any proxy statement, and to select, evaluate, and (where appropriate) replace the outside auditor.

    C. The Audit Committee shall ensure that they receive from the outside auditor the written disclosures and letter from the outside auditor required by Independence Standards Board Standard No. 1, as modified or amended.

    D. The Audit Committee shall discuss with the outside auditor its independence, and shall actively engage in a dialogue with the outside auditor regarding any disclosed relationships or services that might impact the objectivity and independence of the auditor. The Audit Committee shall take, or recommend that the full board of directors take, appropriate action to oversee the independence of the outside auditor.

    E. The Audit Committee shall review and discuss with the Company's management the Company's audited financial statements.

    F. The Audit Committee shall direct and request that the outside auditor represent to the Audit Committee that the auditor has brought to the attention of the Audit Committee the matters about which Statement on Auditing Standards No. 61 (as amended) requires discussion, and shall discuss such matters with the outside auditor.

    G. Based upon its discharge of its responsibilities pursuant to Sections II.C through II.F and any other information, discussion or communication that the Audit Committee in its business judgment deems relevant, the Audit Committee shall consider whether they will recommend to the board of directors that the Company's audited financial statements be included in the Company's annual reports on Forms 10-K.

    H. The Audit Committee shall prepare for inclusion in any proxy or information statement of the Company relating to an annual meeting of security holders at which directors are to be elected (or special meeting or written consents in lieu of such meeting), the report described in
       Item 306 of Regulation S-K.

    I. The Audit Committee shall direct the outside auditor to use its best efforts to perform all reviews of interim financial information prior to disclosure by the Company of such information, and to discuss promptly with the Chairman of the Audit Committee and the Chief Financial Officer any matters identified in connection with the auditor's review of interim financial information which are required to be discussed by Statement on Auditing Standards No. 61. The Chairman of the Audit Committee shall discuss any such matters with the outside auditor, and shall notify the other members of the Audit Committee of any discussions which the outside auditor or the Chairman in the exercise of his or her business judgment believes should be considered by the Audit Committee prior to disclosure or filing of the interim financial information, or the Audit Committee's next scheduled meeting.

    J. The Audit Committee shall direct management to advise the Audit Committee in the event that the Company proposes to disclose or file interim financial information prior to completion of review by the outside auditor.

    K. The Audit Committee shall prepare minutes of its meetings that shall be presented to the Board of Directors for review. The Audit Committee may determine that some or all of its minutes shall not be made available to members of management who are directors of the Company.

    L. The Audit Committee shall regularly report to the board of directors concerning any action the Audit Committee in the exercise of its business judgment believes the board of directors should consider.

                                    ANNEX B

                                  I-MANY, INC.

                           2001 STOCK INCENTIVE PLAN

1.  PURPOSE.

    The purpose of this 2001 Stock Incentive Plan (the "Plan") of I-many, Inc., a Delaware corporation (the "Company"), is to advance the interests of the Company's stockholders by enhancing the Company's ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing such persons with equity ownership opportunities and performance-based incentives and thereby better aligning the interests of such persons with those of the Company's stockholders. Except where the context otherwise requires, the term "Company" shall include any of the Company's present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the "Code") and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a significant interest, as determined by the Board of Directors of the Company (the "Board").

2.  ELIGIBILITY.

    All of the Company's employees, officers, directors, consultants and advisors (and any individuals who have accepted an offer for employment) are eligible to be granted options or restricted stock awards or other stock based awards (each, an "Award") under the Plan. Each person who has been granted an Award under the Plan shall be deemed a "Participant".

3.  ADMINISTRATION AND DELEGATION.

    (a) ADMINISTRATION BY BOARD OF DIRECTORS. The Plan will be administered by the Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board's sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.

    (b) APPOINTMENT OF COMMITTEES. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a "Committee"). All references in the Plan to the "Board" shall mean the Board or a Committee of the Board to the extent that the Board's powers or authority under the Plan have been delegated to such Committee.

4.  STOCK AVAILABLE FOR AWARDS.

    (a) NUMBER OF SHARES. Subject to adjustment under Section 8, Awards may be made under the Plan for up to 5,000,000 shares of common stock, $.0001 par value per share, of the Company (the "Common Stock"). If any Award under the Plan, or any options or other awards granted under the company's 1994 Stock Plan, 1997 Stock Plan or 2000 Stock Incentive Plan expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right) or results in any Common Stock not being issued, the unused Common

       Stock covered by such Award, or any options or other awards, shall again be available for the grant of Awards under the Plan, subject, however, in the case of Incentive Stock Options (as hereinafter defined), to any limitations under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

    (b) PER-PARTICIPANT LIMIT. Subject to adjustment under Section 8, the maximum number of shares of Common Stock with respect to which Awards may be granted to any Participant under the Plan shall be 600,000 per calendar year. The per-Participant limit described in this Section 4(b) shall be construed and applied consistently with Section 162(m) of the Code ("Section 162(m)").

5.  STOCK OPTIONS.

    (a) GENERAL. The Board may grant options to purchase Common Stock (each, an "Option") and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. An Option which is not intended to be an Incentive Stock Option (as hereinafter defined) shall be designated a "Nonstatutory Stock Option".

    (b) INCENTIVE STOCK OPTIONS. An Option that the Board intends to be an "incentive stock option" as defined in Section 422 of the Code (an "Incentive Stock Option") shall only be granted to employees of the Company and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) which is intended to be an Incentive Stock Option is not an Incentive Stock Option.

    (c) EXERCISE PRICE. The Board shall establish the exercise price at the time each Option is granted and specify it in the applicable option agreement.

    (d) DURATION OF OPTIONS. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement.

    (e) EXERCISE OF OPTION. Options may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board together with payment in full as specified in Section 5(f) for the number of shares for which the Option is exercised.

    (f) PAYMENT UPON EXERCISE. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

       (1) in cash or by check, payable to the order of the Company;

       (2) except as the Board may, in its sole discretion, otherwise provide in an option agreement, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;

       (3) to the extent permitted by the Board, in its sole discretion by
           (i) delivery of a promissory note of the Participant to the Company on terms determined by the Board, or (ii) payment of such other lawful consideration as the Board may determine; or

       (4) by any combination of the above permitted forms of payment.

    (g) SUBSTITUTE OPTIONS. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Options in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute Options may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Options contained in the other sections of this Section 5 or in Section 2.

6.  RESTRICTED STOCK.

    (a) GRANTS. The Board may grant Awards entitling recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, a "Restricted Stock Award").

    (b) TERMS AND CONDITIONS. The Board shall determine the terms and conditions of any such Restricted Stock Award, including the conditions for repurchase (or forfeiture) and the issue price, if any.

    (c) STOCK CERTIFICATES. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant's death (the "Designated Beneficiary"). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

7.  OTHER STOCK BASED AWARDS.

    The Board shall have the right to grant other Awards based upon the Common Stock having such terms and conditions as the Board may determine, including the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights.

8.  ADJUSTMENTS FOR CHANGES IN COMMON STOCK AND CERTAIN OTHER EVENTS.

    (a) CHANGES IN CAPITALIZATION. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a normal cash dividend, (i) the number and class of securities available under this Plan, (ii) the per-Participant limit set forth in
       Section 4(b), (iii) the number and class of securities and exercise price per share subject to each outstanding Option, (iv) the repurchase price per share subject to each outstanding Restricted Stock Award, and
       (v) the terms of each other outstanding Award shall be appropriately adjusted by the Company (or substituted Awards may be made, if applicable) to the extent the Board shall determine, in good faith, that such an adjustment (or substitution) is necessary and appropriate. If this Section 8(a) applies and Section 8(c) also applies to any event,
       Section 8(c) shall be applicable to such event, and this Section 8(a) shall not be applicable.

    (b) LIQUIDATION OR DISSOLUTION. In the event of a proposed liquidation or dissolution of the Company, the Board shall upon written notice to the Participants provide that all then unexercised Options will (i) become exercisable in full as of a specified time at least 10 business days prior to the effective date of such liquidation or dissolution and (ii) terminate effective upon such liquidation or dissolution, except to the extent exercised before such effective date. The Board may specify the effect of a liquidation or dissolution on any Restricted Stock Award or other Award granted under the Plan at the time of the grant of such Award.

    (c) REORGANIZATION EVENTS.

       (1) DEFINITION. A "Reorganization Event" shall mean: (a) any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or (b) any exchange of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange transaction.

       (2) CONSEQUENCES OF A REORGANIZATION EVENT ON OPTIONS. Upon the occurrence of a Reorganization Event, or the execution by the Company of any agreement with respect to a Reorganization Event, the Board shall provide that all outstanding Options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof). For purposes hereof, an Option shall be considered to be assumed if, following consummation of the Reorganization Event, the Option confers the right to purchase, for each share of Common Stock subject to the Option immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of Options to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in fair market value to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.

           Notwithstanding the foregoing, if the acquiring or succeeding corporation (or an affiliate thereof) does not agree to assume, or substitute for, such Options, then the Board shall, upon written notice to the Participants, provide that all then unexercised Options will become exercisable in full as of a specified time prior to the Reorganization Event and will terminate immediately prior to the consummation of such Reorganization Event, except to the extent exercised by the Participants before the consummation of such Reorganization Event; provided, however, that in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share of Common Stock surrendered pursuant to such Reorganization Event (the "Acquisition Price"), then the Board may instead provide that all outstanding Options shall terminate upon consummation of such Reorganization Event and that each Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (A) the Acquisition Price multiplied by the number of shares of Common Stock subject to such outstanding Options (whether or not then exercisable), exceeds (B) the aggregate exercise price of such Options.

       (3) CONSEQUENCES OF A REORGANIZATION EVENT ON RESTRICTED STOCK AWARDS. Upon the occurrence of a Reorganization Event, the repurchase and other rights of the Company under each outstanding Restricted Stock Award shall inure to the benefit of the Company's successor and shall apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to the Common Stock subject to such Restricted Stock Award.

9.  GENERAL PROVISIONS APPLICABLE TO AWARDS.

    (a) TRANSFERABILITY OF AWARDS. Except as the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

    (b) DOCUMENTATION. Each Award shall be evidenced in such form (written, electronic or otherwise) as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

    (c) BOARD DISCRETION. Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

    (d) TERMINATION OF STATUS. The Board shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, the Participant's legal representative, conservator, guardian or Designated Beneficiary may exercise rights under the Award.

    (e) WITHHOLDING. Each Participant shall pay to the Company, or make provision satisfactory to the Board for payment of, any taxes required by law to be withheld in connection with Awards to such Participant no later than the date of the event creating the tax liability. Except as the Board may otherwise provide in an Award, when the Common Stock is registered under the Exchange Act, Participants may satisfy such tax obligations in whole or in part by delivery of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their fair market value; provided, however, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company's minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income). The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

    (f) AMENDMENT OF AWARD. The Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

    (g) CONDITIONS ON DELIVERY OF STOCK. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until
       (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company's counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and
       (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

    (h) ACCELERATION. The Board may at any time provide that any Award shall become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

10. MISCELLANEOUS.

    (a) NO RIGHT TO EMPLOYMENT OR OTHER STATUS. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

    (b) NO RIGHTS AS STOCKHOLDER. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares. Notwithstanding the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to such Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

    (c) EFFECTIVE DATE AND TERM OF PLAN. The Plan shall become effective on the date on which it is adopted by the Board, but no Award granted to a Participant that is intended to comply with Section 162(m) shall become exercisable, vested or realizable, as applicable to such Award, unless and until the Plan has been approved by the Company's stockholders to the extent stockholder approval is required by Section 162(m) in the manner required under Section 162(m) (including the vote required under Section 162(m)). No Awards shall be granted under the Plan after the completion of ten years from the earlier of (i) the date on which the Plan was adopted by the Board or (ii) the date the Plan was approved by the Company's stockholders, but Awards previously granted may extend beyond that date.

    (d) AMENDMENT OF PLAN. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that to the extent required by
       Section 162(m), no Award granted to a Participant that is intended to comply with Section 162(m) after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Award, unless and until such amendment shall have been approved by the Company's stockholders if required by Section 162(m) (including the vote required under Section 162(m)).

    (e) GOVERNING LAW. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, without regard to any applicable conflicts of law.

                                  I-MANY, INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                             THURSDAY, JUNE 7, 2001

                    THIS PROXY IS SOLICITED ON BEHALF OF THE
                       BOARD OF DIRECTORS OF THE COMPANY.

     The undersigned, having received notice of the annual meeting of stockholders and the proxy statement therefor and revoking all prior proxies, hereby appoints A. Leigh Powell, Philip M. St. Germain and Edward Lawrence, Esq. (with full power of substitution), as proxies of the undersigned, to attend the annual meeting of stockholders of I-many, Inc. (the "Company") to be held on Thursday, June 7, 2001, and any adjourned or postponed session thereof, and there to vote and act, as indicated, upon the matters on the reverse side in respect of all shares of common stock of the Company which the undersigned would be entitled to vote or act upon, with all powers the undersigned would possess if personally present.

     Attendance of the undersigned at the annual meeting of stockholders or at any adjourned or postponed session thereof will not be deemed to revoke this proxy unless the undersigned affirmatively indicates thereat the intention of the undersigned to vote said shares of common stock in person. If the undersigned hold(s) any such shares in a fiduciary, custodial or joint capacity or capacities, this proxy is signed by the undersigned in every such capacity as well as individually.

         PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY
                   IN THE ENCLOSED POSTAGE PRE-PAID ENVELOPE.

/X/ Please mark votes as in this example.

1.  To elect the following persons as directors for one-year terms:

    (1) William F. Doyle
    (2) E. David Hetz
    (3) Jeffrey Horing
    (4) Murray B. Low
    (5) A. Leigh Powell
    (6) Philip M. St. Germain

                 FOR
             all nominees
        (except as marked to                WITHHOLD
         the contrary below)                AUTHORITY

                / /                            / /

NOTE: IF YOU DO NOT WISH YOUR SHARES TO BE VOTED "FOR" A PARTICULAR NOMINEE, MARK THE "FOR" BOX AND STRIKE A LINE THROUGH THE NAME OF THE NOMINEE. YOUR SHARES WILL BE VOTED FOR THE REMAINING NOMINEES.

2. To approve the Company's 2001 Stock Incentive Plan.

      FOR                  AGAINST                  ABSTAIN

      / /                   / /                       / /

3. To ratify the selection of Arthur Andersen LLP as the Company's independent auditors for the current fiscal year.

      FOR                  AGAINST                  ABSTAIN

      / /                   / /                       / /

THE SHARES OF COMMON STOCK REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN WITH RESPECT TO ANY PROPOSAL SPECIFIED HEREIN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE PERSONS NAMED IN THIS PROXY WILL VOTE THE SHARES REPRESENTED BY THIS PROXY IN THEIR DISCRETION.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY BELOW.

                  CHECK HERE IF YOU PLAN TO ATTEND THE MEETING.

Stockholder(s) sign here ______________________________ Date  ______________

NOTE: Please sign exactly as name appears hereon. When Shares are held by joint tenants, all joint tenants should sign. When signing as attorney, executor, administrator, trustee or guardian, please give the full title as such. If a corporation, please sign in the full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized person.